Exhibit 10.3

INDEMNITY AGREEMENT

This INDEMNITY AGREEMENT, dated as of February 4, 2022 (this “Agreement”) is made by and among RUMBLEON, INC., a Nevada corporation (“Parent Indemnitor”), and RUMBLEON FINANCE, LLC, a Nevada limited liability company (“Company Indemnitor”, and together with Parent Indemnitor, individually and collectively, jointly and severally, “Indemnitor”), in favor CREDIT SUISSE AG, NEW YORK BRANCH, as administrative, payment and collateral agent for the Secured Parties (in such capacities, “Agent”).

W I T N E S S E T H:

WHEREAS, ROF SPV I, LLC, a Delaware limited liability company (“Borrower”), has entered into that certain Loan and Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement) with the Agent and each of the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), pursuant to which the Lenders have agreed to extend a revolving credit facility to Borrower, subject to the terms and conditions set forth in the Loan Agreement;

WHEREAS, each Indemnitor, directly or indirectly, owns 100% of the Equity Interests of Borrower and hereby acknowledges that it will benefit from the transactions contemplated by the Loan Agreement; and

WHEREAS, Lenders are unwilling to make the Loan unless Indemnitor unconditionally guarantees to Agent, for itself and for the benefit of the Lenders, the payment and performance of the Guaranteed Obligations (as defined herein) on the terms set forth herein.

NOW, THEREFORE, in consideration of the promises contained herein, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, and to induce the Lenders to enter into the Loan Agreement and to make the Loan to Borrower thereunder, the Indemnitor hereby agrees as follows:

SECTION 1. INDEMNITY.

(a) The Indemnitor hereby unconditionally and irrevocably (i) guarantees to the Agent, for the ratable benefit of the Lenders, the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of its respective Guaranteed Obligations and (ii) agrees to pay all costs and expenses incurred by the Agent (including the fees and disbursements of counsel and other professionals) in connection with (A) enforcing or defending Agent’s rights under or in respect of this Agreement or (B) collecting the Guaranteed Obligations (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C., 88 362(a)). Indemnitor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.

(b) Subject to Section 6, the Indemnitor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which Agent or any Lender may have at law or in equity against the Indemnitor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C., 88 362(a)), the Indemnitor will upon demand pay, or cause to be paid, in cash, to Agent for the ratable benefit of Lenders, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due and payable as aforesaid, any accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Borrower becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Lenders as aforesaid. The Indemnitor hereby agrees that all payments hereunder will be paid to the Agent without setoff, deduction or counterclaim at the office of the Agent located at the address specified in Section 13 in U.S. dollars and in immediately available funds.

SECTION 2. Definitions.

As used herein, the term “Guaranteed Obligations” means:

(a) Any actual loss, damage, settlement, judgment, cost, expense, liability, claim or other obligation incurred by Agent or any Lender (including, without limitation, attorneys’ fees and costs incurred) arising out of or in connection with the following:

(i) any willful or intentional misrepresentation or gross negligence by Borrower or any Indemnitor (each individually and collectively referred to herein as a “Credit Party”) in connection with the Loan;

(ii) any acts of fraud, misappropriation of funds or theft by any Credit Party;

(iii) any Change of Control not expressly approved in writing by Agent, at its sole option and in its sole discretion;

(iv) any sale, transfer, assignment or encumbrance of the Collateral in violation of the Loan Documents;

(v) any failure of Borrower to own the Receivables pledged as Collateral free and clear of all liens, security interests or encumbrances (other than Permitted Liens);

(vi) the interference by Borrower (including its employees) or Indemnitor with Agent’s or any of its representatives’ or assigns’ access to or ability to access any location of Borrower and/or any Collateral during normal business hours and with prior advance written notice;

(vii) the failure of Borrower to comply with the provisions of Section 6.13 of the Loan Agreement;

(viii) the assertion by any Credit Party of any clam, defense, or offset against Agent or any Lender that such Person has expressly waived or agreed not to assert; and

(b) The entire amount of the Loan and all Obligations under the Loan Agreement following the occurrence of any of the following:

(i) the voluntary dissolution or liquidation of Borrower;

(ii) the substantive consolidation of Borrower with any Indemnitor under any proceeding under any Debtor Relief Law;

(iii) any Credit Party files a voluntary petition under the Bankruptcy Code or any other Debtor Relief Law, or consents to any such filing, or commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of (A) any Credit Party, (B) the whole or any substantial part of the Collateral, (C) a material portion of Borrower’s or Company Indemnitor’s other property or (D) the whole or substantial part of Parent Indemnitor’s other property, except, in each case, to the extent, directly and indirectly, initiated or supported by Agent, any Lender or any of their respective Affiliates;

(iv) an officer, director, representative of, or Person which controls, directly or indirectly, any Credit Party or an Affiliate of any of the foregoing, files, or joins in the filing of, an involuntary petition against a Credit Party under the Bankruptcy Code or any Debtor Relief Law, which is not dismissed within sixty (60) days of the date of its filing, or solicits or causes to be solicited petitioning creditors for any involuntary petition against any Credit Party from any Person, except to the extent, directly and indirectly, initiated or supported by Agent, any Lender or any of their respective Affiliates;

(v) any Credit Party files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Debtor Relief Law, which is not dismissed within sixty (60) days of the date of its filing, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person, except to the extent, directly or indirectly, initiated or supported by Agent, any Lender or any of their respective Affiliates; or

(vi) in any case or proceeding under the Bankruptcy Code or in any other judicial proceeding, any Credit Party makes application to a court to declare that (A) all or any portion of the Lien of Agent or the obligations of Borrower to pay principal and interest as specified in the Loan Documents be rescinded, set aside, or determined to be void or unenforceable or (B) any of the terms of any of the Loan Documents be modified without Agent’s consent or the consent of each Person whose consent is required by the terms of such Loan Document.

SECTION 3. Guaranty Absolute. The Indemnitor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement. The Indemnitor agrees that this Agreement is a guaranty of payment and performance when due and not of collectability. This Agreement is a primary obligation of the Indemnitor and not merely a contract of surety. The liability of the Indemnitor under this Agreement shall be absolute, irrevocable and unconditional irrespective of:

(a) any lack of validity, regularity or enforceability of the Loan Agreement or any other Loan Document;

(b) any lack of validity, regularity or enforceability of this Agreement;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Loan Agreement or any other Loan Document;

(d) any exchange, release or non-perfection of any security interest in any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

(e) any failure on the part of the Agent or any other Person to exercise, or any delay in exercising, any right under the Loan Agreement or any other Loan Document; or

(f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, the Indemnitor or any other indemnitor or guarantor with respect to the Guaranteed Obligations (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that Borrower may assert to the repayment of the Guaranteed Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury), this Agreement and the obligations of the Indemnitor under this Agreement.

The Indemnitor hereby agrees that if Borrower or any other guarantor of all or a portion of the Guaranteed Obligations is the subject of a bankruptcy case under the Bankruptcy Code, it will not assert the pendency of such case or any order entered therein as a defense to the timely payment of the Guaranteed Obligations. The Indemnitor hereby waives notice of or proof of reliance by the Agent or any Lender upon this Agreement, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or reduced (as to Borrower only) in reliance upon this Agreement.

SECTION 4. Interests. The Indemnitor hereby acknowledges that certain of the rates of interest applicable to the Guaranteed Obligations shall be computed on the basis of a year of 360 days, and paid for the actual number of days elapsed in accordance with Section 2.2(c) of the Loan Agreement.

SECTION 5. Taxes.

(a) The Indemnitor shall make all payments required by it hereunder free and clear of and without deduction for any Taxes to the extent such payments would be payable by Borrower free and clear of and without deduction for any Taxes in accordance with the Loan Agreement. If the Indemnitor shall be required by Applicable Law to deduct or withhold any Taxes from or in respect of any sum payable by it hereunder to or for the benefit of the Agent or any Lender, (i) if such Taxes would be payable by the Borrower in accordance with the Loan Agreement, then the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings of Taxes (including deductions or withholdings of Taxes applicable to additional sums payable under Section 14.1 of the Loan Agreement) the Agent or such Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Indemnitor shall make such deductions or withholdings and (iii) the Indemnitor shall pay the full amount so deducted or withheld to the relevant taxation authority or other Governmental Authority in accordance with Applicable Law.

(b) The Indemnitor agrees to indemnify Agent for the full amount of Taxes or Other Taxes not deducted or withheld or not paid by the Indemnitor to the extent required pursuant to Subsection 5(a) and any Taxes or Other Taxes imposed by any jurisdiction on the amounts payable by the Indemnitor to the extent required pursuant to Subsection 5(a) and paid by any party, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not any such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within fifteen (15) Business Days from the date the Agent makes written demand therefor. A certificate as to the amount of such Taxes or Other Taxes and evidence of payment thereof submitted to the Indemnitor by the Agent shall be prima facie evidence of the amount due from the Indemnitor to a party.

(c) The Indemnitor shall furnish to the Agent the original or a certified copy of a receipt evidencing any payment of Taxes or Other Taxes made by the Indemnitor as soon as such receipt becomes available, together with a certificate of an officer of the Indemnitor, which certificate indicates the amount of Taxes or Other Taxes, as the case may be, deducted or withheld by the Indemnitor in respect of payments made hereunder.

(d) Without prejudice to the survival of any other agreement or obligation of the Indemnitor hereunder, the obligations of the Indemnitor under this Section 5 shall survive the termination of this Agreement and the payment of the Guaranteed Obligations.

SECTION 6. Fraudulent Conveyance. Notwithstanding any provision of this Agreement to the contrary, it is intended that this Agreement, and any Liens granted by Company Indemnitor to secure the obligations and liabilities arising pursuant to this Agreement, not constitute a “Fraudulent Conveyance” (as defined below). Consequently, the Indemnitor agrees that if this Agreement, or any Liens securing the obligations and liabilities of the Company Indemnitor arising pursuant to this Agreement, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Agreement and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Agreement or such Lien to constitute a Fraudulent Conveyance, and this Agreement shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state of the United States, as in effect from time to time.

SECTION 7. Waiver. The Indemnitor hereby waives, for the benefit of Agent and Lenders (a) any right to require any Agent or any Lender, as a condition of payment or performance by the Indemnitor, to (i) proceed against Borrower, any other guarantor of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Lender in favor of Borrower or any other Person or (iv) pursue any other remedy in the power of Agent or any Lender whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other guarantor or indemnitor, including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other guarantor or indemnitor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Agent or any Lender’s errors or omissions in the administration of the Guaranteed Obligations, except errors and omissions resulting from Agent or any Lender’s gross negligence or willful misconduct; (e)(i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of the Indemnitor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting the Indemnitor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, or any other Loan Document, notices of any renewal, extension or modification of the Guaranteed Obligations or any Loan Document, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 3 and any right to consent to any thereof; and (g) any defenses (other than payment) or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

SECTION 8. Subrogation; Subordination. The Indemnitor hereby agrees that it will not exercise or assert any rights or claims which it may acquire against Borrower or any other guarantor of all or part of the Guaranteed Obligations that arise from the existence, payment, performance or enforcement of its obligations hereunder (including, without limitation, any rights or claims of subrogation, reimbursement or contribution), until the indefeasible payment in full in cash of its respective Guaranteed Obligations. If any amount shall be paid to the Indemnitor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of the Agent and shall forthwith be paid to the Agent for the ratable benefit of the Lenders to be credited and applied against the Guaranteed Obligations and all other amounts payable under Section 1(a)(ii), whether matured or unmatured, in such order as the Agent may determine. Any Indebtedness of Borrower or Indemnitor now or hereafter held by any Indemnitor (the “Obligee Indemnitor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Indemnitor after an Event of Default has occurred and is continuing shall be held in trust for Agent on behalf of Lenders and shall forthwith be paid over to Agent for the benefit of Lenders to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Indemnitor under any other provision hereof.

SECTION 9. Representations and Warranties.

(a) The Indemnitor has, independently and without reliance upon the Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

(b) In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document.

SECTION 10. Distributions. Except as otherwise agreed to by Agent in its sole discretion, Company Indemnitor shall not (a) declare, pay or make any dividend or distribution on any Equity Interests or other securities or ownership interests, (b) apply any of its funds, property or assets to the acquisition, redemption or other retirement of any Equity Interests or other securities or interests or of any options to purchase or acquire any of the foregoing, (c) otherwise make any payments, dividends or distributions to any member, manager, managing member, stockholder, director or other equity owner in such Person’s capacity as such, (d) make any payment of any management, service or related or similar fee to any Affiliate or holder of Equity Interests or (e) issue, sell or create any Equity Interests; provided, however, that so long as no Event of Default or Early Wind-Down Trigger Event has occurred and is continuing, or would be caused by such dividend or distribution, Company Indemnitor may make distributions and/or dividends.

SECTION 11. Right of Setoff. In addition to and not in limitation of all rights of offset that the Agent and each Lender or any of their respective Affiliates may have under Applicable Law, and whether or not the Agent or any Lender has made any demand or the obligations of the Indemnitor have matured, the Agent and each Lender and their respective Affiliates shall have the right to set off and apply any and all deposits (general or special, time or demand, provisional or final, or any other type) at any time held and any other Indebtedness at any time owing by the Agent or any Lender or any of their respective Affiliates to or for the credit or the account of the Indemnitor against any and all of the Guaranteed Obligations. If the Agent or any Lender exercises any of its rights under this Section 11, the Agent or such Lender, as the case may be, shall provide notice to the Indemnitor of such exercise, provided that the failure to give such notice shall not affect the validity of the exercise of such rights.

SECTION 12. Survival of Provisions. All payment obligations, covenants, representations, warranties and waivers and indemnities made by the Indemnitor under this Agreement shall survive the execution, delivery, and termination of this Agreement until all Obligations are performed in full and indefeasibly paid in full in cash and the Loan Documents are terminated.

SECTION 13. Notices. All notices and other communications hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, by hand delivery, or by telecopier followed by a hard copy sent by regular mail, if to the Agent, then to Credit Suisse AG, New York Branch, 11 Madison Avenue, 4th Floor, New York, NY 10010, E-mail: kenneth.aiani@credit-suisse.com, Attention: Ken Aiani, with a copy to Holland & Knight LLP, 200 Crescent, 16th Floor, Dallas, Texas 75201, E-mail: stephen.ratliff@hklaw.com, Attention: Stephen Ratliff, Esq., and if to Indemnitor, then to RumbleOn Finance, LLC, 1160 North Town Center Drive, Suite 130, Las Vegas, NV 89144, Email: scott@rumbleon.com, Attention: Scott Raymer and to RumbleOn, Inc., 901 W. Walnut Hill Ln., Irving, TX 75038, Email: paul.jones@rumbleon.com Attention: Paul Jones, or in each case, to such other address as any Indemnitor or the Agent may specify to the other party in the manner required hereunder. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three (3) Business Days after being postmarked, (ii) if sent by overnight delivery service or by hand delivery, when received at the above stated addresses or when delivery is refused, (iii) if sent by telecopier transmission, when such transmission is confirmed and (iv) if sent by Electronic Transmission, upon telephone or further electronic communication from the recipient acknowledging receipt.

SECTION 14. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement, or consent to any departure by the Indemnitor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, in the case of an amendment, the Indemnitor, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 15. Delays; Partial Exercise of Remedies. No delay or omission of the Agent to exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof. No single or partial exercise by the Agent of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

SECTION 16. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 17. Interpretation. To the extent a term or provision of this Agreement conflicts with the Loan Agreement and is not addressed herein with more specificity, the Loan Agreement shall control with respect to the subject matter of such term or provision.

SECTION 18. Continuing Guaranty; Assignments of Guaranteed Debt. This Agreement is a continuing guaranty and shall (a) remain in full force and effect until released or terminated in accordance herewith, (b) be binding upon the Indemnitor and its successors and assigns, and (c) inure, together with the rights and remedies of the Agent hereunder, to its own benefit and to its successors and assigns. Without limiting the generality of the foregoing clause (c), the Agent may, in accordance with the terms of the Loan Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement to any successor agent, and such successor agent shall thereupon become vested with all the benefits in respect hereof granted to the Agent herein or otherwise, in each case as provided in the Loan Agreement.

SECTION 19. Reinstatement. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated if at any time any amount received by the Agent or any Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Agent or such Lender upon the occurrence or during the pendency of any bankruptcy, reorganization or other similar proceeding applicable to the Indemnitor, or upon or during the occurrence of any dissolution, liquidation, provisional liquidation or winding up of the Indemnitor, all as though such amount had not been received.

SECTION 20. Bankruptcy, etc.

(a) The obligations of the Indemnitor hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, winding-up, liquidation, provisional liquidation or arrangement of Borrower or any other guarantor or indemnitor or by any defense which Borrower or any other guarantor or indemnitor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) The Indemnitor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of the Indemnitor and Lenders that the Guaranteed Obligations which are guaranteed by the Indemnitor pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. The Indemnitor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow the claim of Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

SECTION 21. Financial Condition of Borrower. Any Advance may be made to Borrower or continued from time to time, without notice to or authorization from any Indemnitor regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Neither Agent nor any Lender shall have any obligation to disclose or discuss with any Indemnitor its assessment, or any Indemnitor’s assessment, of the financial condition of Borrower. The Indemnitor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Loan Documents, and the Indemnitor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. The Indemnitor hereby waives and relinquishes any duty on the part of Agent or any Lender to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by Agent or any Lender.

SECTION 22. Entire Agreement; Successors and Assigns; Joint and Several. This Agreement constitutes the entire agreement between the parties hereto, supersedes any prior written and verbal agreements between them, and shall bind and benefit the parties hereto and their respective successors and permitted assigns. If Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

SECTION 23. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 24. SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN OR AMONG THE INDEMNITOR, AGENT AND THE LENDERS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE AGENT SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE INDEMNITOR OR ITS PROPERTY IN (A) ANY COURTS OF COMPETENT JURISDICTION AND VENUE AND (B) ANY LOCATION SELECTED BY THE AGENT TO ENABLE THE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. THE INDEMNITOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE (AS OPPOSED TO MANDATORY) COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT. THE INDEMNITOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS. BY EXECUTION AND DELIVERY OF EACH LOAN DOCUMENT TO WHICH IT IS A PARTY, THE INDEMNITOR (i) ACCEPTS THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY, (ii) WAIVES PERSONAL SERVICE OF PROCESS, AND (iii) AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, PURSUANT TO SECTION 13.

SECTION 25. JURY TRIAL. THE INDEMNITOR (AND BY ITS RECEIPT HEREOF, THE AGENT) HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO (I) THIS AGREEMENT OR (II) ANY CONDUCT, ACTS OR OMISSIONS OF THE INDEMNITOR, THE AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR OTHER AFFILIATES, IN EACH CASE WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE.

SECTION 26. LIMITATION OF LIABILITY. NEITHER THE AGENT NOR ANY LENDER SHALL HAVE ANY LIABILITY TO THE INDEMNITOR (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE INDEMNITOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE AGENT OR SUCH LENDER THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT OR SUCH LENDER. THE INDEMNITOR HEREBY WAIVES ALL FUTURE CLAIMS AGAINST THE AGENT AND EACH LENDER FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

SECTION 27. Counterparts; Facsimile Signatures. This Agreement and any waiver or amendment hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement may be executed and delivered by telecopier, facsimile transmission or Electronic Transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart. Delivery of an executed signature page of this Agreement by telecopier, facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Indemnitor has caused this Agreement to be executed by its proper and duly authorized officer as of the date first set forth above.

RUMBLEON, INC.,
a Nevada corporation

By:	/s/ Marshall Chesrown
Name:	Marshall Chesrown
Title:	Chairman and Chief Executive Officer

RUMBLEON FINANCE, LLC,
a Nevada limited liability company

By:	/s/ Scott Raymer
Name:	Scott Raymer
Title:	President

[Signature Page]

Indemnity Agreement